Goodwill and Intangible Assets, Net	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net	Goodwill and Intangible Assets, Net
Changes in goodwill for the periods presented consisted of the following (in thousands):

	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Beginning Balance	68,001	15,852	1,527,118
Apex acquisition	—	52,149	—
Impairment	—	—	(1,511,264)
Foreign currency translation	—	—	(2)
Ending Balance	$68,001	$68,001	$15,852
We recorded $0, $12.7 million and $1,822.1 million of impairment charges related to goodwill and other intangible assets during the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. Refer to Note 6 for additional information.

Impairment Analyses Performed During The Year Ended December 31, 2024
The Company conducts an impairment assessment annually in the fourth quarter, or more frequently if impairment indicators are present. The Company retained a third-party valuation firm to estimate the fair value of its indefinite lived intangible asset (the “Tradename”) and single reporting unit.
Goodwill impairment is measured as the excess of a reporting unit's carrying amount over its estimated fair value, not to exceed the carrying amount of goodwill for that reporting unit. For the quantitative goodwill impairment analysis, the Company compared the estimated fair value of its reporting unit to the carrying amount. The estimated fair value of the reporting unit was derived using a market approach and an income approach, with equal weighting given to both approaches. A discounted cash flow (“DCF”) model was used for the income approach. The DCF model reflected the Company’s assumptions regarding revenue growth rates, forecast earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins (and thus operating expenses), capital expenditures, discount rates (including the company-specific risk premium assumption), terminal period growth rates, economic and market trends, and other expectations about the anticipated operating results of its reporting unit. Management estimates of future performance and metrics of guideline public companies (“GPCs”) were used to estimate revenue growth rates, EBITDA margins, and discount rate. Market and industry reports and data were used to estimate terminal period growth rates. The base of the income approach utilized the Company’s projected cash flow estimates, which are unobservable, Level 3 inputs. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. The overall forecast estimate was developed using the best information available as of October 1, 2024, in consultation with a third-party valuation firm. The discount rate used is intended to be commensurate with the risks and uncertainty inherent in Bakkt’s business. The market approach valuation was derived from metrics of the GPCs, which are Level 2 inputs, and management estimates of future performance with consideration for a control premium. A significant judgment in using the market approach includes the selection of comparable GPCs with consideration of risk profiles, size, geography, and business operations.
The impairment analysis for the Tradename involved the use of a relief from royalty approach, which estimated the value of the stream of payments a market participant would pay to make use of the in-place Tradename. Significant judgments in this analysis included forecasted revenue and growth rates, the royalty rate, and the discount rate.
The discount rate used in the valuations described above was 12.5%.
The results of the Company’s 2024 quantitative impairment analyses indicated there is no impairment of the Company’s Tradename or goodwill. Bakkt Management considered the existence of material nonpublic information as of December 31, 2024 in reaching this conclusion (Level 3 inputs). In the event the financial performance of the reporting unit does not meet management’s expectations in the future, the Company experiences a prolonged macroeconomic downturn, there is a decline in the Company’s market capitalization, or there are other negative revisions to key assumptions used in the DCF or Market Approach used to value the Tradename and reporting unit, the Company may be required to perform additional impairment analyses with respect to the reporting unit and Tradename and could be required to recognize impairment charges.

Impairment Analyses Performed During The Year Ended December 31, 2023
During the third quarter of 2023, we concluded it was more likely than not the fair value of our equity was lower than book basis as of September 30, 2023, and our indefinite-lived intangible assets, long-lived assets and goodwill should be evaluated for impairment as of September 30, 2023. Our conclusion was based on several determining factors, including the sustained decline in our market capitalization as of September 30, 2023 and failure to achieve our projected growth. We conducted a quantitative test for our various long-lived asset groups, indefinite lived intangible assets and single reporting unit's goodwill. We concluded in the quantitative assessment that the fair value of our loyalty-related customer relationships and developed technology (both now presented as part of assets of businesses held for sale) fell below their carrying values as of September 30, 2023 and recorded impairments within “Net loss from discontinued operations, net of tax” on the consolidated statement of operations of $16.6 million and $3.1 million respectively. We concluded in the quantitative assessment that the fair value of our trademark/trade name indefinite-lived intangible asset fell below their carrying values as of September 30, 2023 and recorded impairments within “Goodwill and intangible assets impairments” on the consolidated statement of operations of $3.7 million, respectively. No impairment of other long-lived assets was indicated. No goodwill impairment was indicated by the quantitative assessment.
Our September 30, 2023 goodwill impairment analyses involved the use of a market approach and an income approach, with equal weighting given to both approaches. The market approach valuation was derived from metrics of publicly traded companies, which are Level 2 inputs. A significant judgment in using the market approach included the selection of comparable businesses with consideration of risk profiles, size, geography, and business operations. Significant assumptions used in the income approach included growth (revenue, EBITDA and earnings before interest and taxes ("EBIT") margin, and terminal value) and discount rates. We used historical performance and management estimates of future performance to estimate margins and revenue growth rates. Our growth rates and margins are impacted significantly by our ability to grow crypto trading volumes and our ability to expand to international markets. The income approach utilized our projected cash flow estimates to determine fair value, which were unobservable, Level 3 inputs. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. We developed our estimates using the best information available as of September 30, 2023 and in consultation with third party valuation specialists. We used discount rates that were intended to be commensurate with the risks and uncertainty inherent in our business. Assumptions used, such as forecasted growth rates, capital expenditures, and our cost of capital, were consistent with our internal projections and operating plans as of September 30, 2023.
Our quantitative impairment analysis for the loyalty-related customer relationships and developed technology intangible asset involved the use of a market approach which estimated the sale value of the asset group associated with the loyalty business (and is now presented as part of noncurrent assets of businesses held for sale). Significant judgments included the scope of the asset group and the hypothetical proceeds associated with the transaction, which are level 3 inputs.
Our impairment analysis for the trademark/trade name involved the use of a relief from royalty approach, which estimated the value of the stream of payments a market participant would pay to make use of the in-place trade name. Significant judgments in this analysis included forecasted revenue growth rates, the royalty rate and the discount rate.
The discount rate used in the valuations described above ranged from 13.5% (used in the loyalty asset group valuations, which are now presented as part of noncurrent assets of businesses held for sale) to 35% (used in the crypto services asset group valuations). The crypto services discount rate increased by approximately 400 basis points from the rate used in the Apex Crypto acquisition described in Note 5 due to the additional uncertainty around our international expansion. The discount rate used in the income approach in the goodwill quantitative test and the valuation of the trademark/tradename indefinite-lived intangible asset was a weighted average 25%.
During the fourth quarter of 2023, we determined we would not be able to continue as a going concern for twelve months subsequent to the expected release of the 2023 financial statements absent additional equity financing. We determined this was a triggering event and conducted an additional impairment analysis on our indefinite-lived intangible assets, long-lived assets and goodwill. We determined the carrying value of our tradename exceeded its fair value by approximately $1.4 million and recognized a corresponding impairment loss. The fair value inputs associated with the tradename impairment loss are consistent with those described above, updated for revenue growth consistent with that observed since our impairment analysis performed as of the period ended September 30, 2023.
The following cash flow discussion relates to discontinued operations. The undiscounted and discounted cashflow analyses conducted for the loyalty asset group indicated that its limited prospects for growth resulted in full impairment of the loyalty intangible and long-lived assets (Level 3 inputs). Accordingly we recognized impairment losses associated with the acquired customer relationships, developed technology, property plant and equipment, and prepaid customer acquisition costs of $16.7 million, $8.6 million, $1.9 million, and $4.4 million, respectively. The right of use assets associated with the leased properties in the loyalty asset group were also impaired based on a fair market value analysis considering a hypothetical sublease of these properties (Level 2 inputs), resulting in an additional impairment loss of $4.5 million.
The following cash flow discussion relates to continuing operations. The undiscounted and discounted cashflow analyses conducted for the crypto asset group used revenue projections that assumed retail trading and engagement metrics would remain at average 2023 levels for a significant period of time and limited the growth associated with our international expansion and institutional businesses given their limited performance track record (Level 3 inputs). The discounted cash flow impairment analysis indicated the acquired customer relationships, developed technology, property, plant and equipment, and licenses were fully impaired, resulting in impairment losses of $9.4 million, $8.0 million, $11.0 million, and $0.6 million, respectively. Certain right of use assets associated with leased properties were also impaired based on a fair market value analysis considering a hypothetical sublease of these properties (level 2 inputs), resulting in an additional impairment loss of $4.4 million.
After giving effect to the above impairments, we determined that goodwill was not impaired based on a comparison of the remaining book value of equity to our market capitalization. We considered the existence of material nonpublic information as of December 31, 2023 related to going concern risk, the Concurrent Offerings, and subsequent declines in our market capitalization once the going concern risk was disclosed, in reaching this conclusion (Level 3 inputs). Further declines in our market capitalization or the failure to execute on business objectives could result in future goodwill or intangible asset impairments.
Impairment Analyses Performed During The Year Ended December 31, 2022
During the third quarter of 2022, we commenced our annual strategic planning process which included updating expected crypto product activations in light of the crypto market volatility and elongation of decision timeframes for activations of crypto strategy by our clients. We assessed the changes in circumstances that occurred during the period ended September 30, 2022 to determine if it was more likely than not that the fair values of any indefinite-lived intangible assets, long-lived assets or goodwill were below their carrying amounts. Several determining factors, including the elongated timing for expected crypto product activations and the sustained decline in our market capitalization, led us to conclude that it was more likely than not that the fair value of our equity was lower than book basis as of September 30, 2022, and our indefinite-lived intangible assets, long-lived assets and goodwill should be evaluated for impairment as of
September 30, 2022. We then performed quantitative impairment tests of the indefinite-lived intangible assets, long-lived assets, and goodwill.
After assessing the totality of circumstances and giving effect to the indefinite-lived intangible asset impairment described below, we concluded that the carrying value of our reporting unit exceeded its fair value and recorded a goodwill impairment of $1,389.9 million.
During the fourth quarter of 2022 a number of high-profile bankruptcies among crypto companies exacerbated the volatility in the market for our services we observed earlier in the year. This created a further depression of our stock price and created additional uncertainty about our ability to achieve the growth we expected when the impairment test as of September 30, 2022 was performed. Accordingly, we concluded our indefinite-lived intangible assets, long-lived assets and goodwill should be quantitatively tested for impairment as of December 31, 2022.
We concluded the carrying value of the reporting unit exceeded its fair value and recorded an incremental goodwill impairment of $121.4 million.
Our goodwill impairment analyses involved the use of a market approach and an income approach, with equal weighting given to both approaches. The market approach valuation was derived from metrics of publicly traded companies, which are Level 2 inputs. A significant judgment in using the market approach includes the selection of comparable businesses with consideration of risk profiles, size, geography, and business operations. Significant assumptions used in the income approach include growth (revenue, EBITDA and EBIT margin, and terminal value) and discount rates. We used historical performance and management estimates of future performance to estimate margins and revenue growth rates. Our growth rates and margins are impacted significantly by our ability to grow loyalty redemption transactions, crypto trading volumes and subscription services. The income approach utilized our projected cash flow estimates to determine fair value, which were unobservable, Level 3 inputs. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. We developed our estimates using the best information available at the time and in consultation with third party valuation specialists. We used discount rates that were intended to be commensurate with the risks and uncertainty inherent in our business. Assumptions used, such as forecasted growth rates, capital expenditures, and our cost of capital, are consistent with our internal projections and operating plans at the time. Changes in our estimates or any of our other assumptions used in our analysis could result in a different conclusion. Further declines in our market capitalization or the failure to execute on business objectives could result in future goodwill or intangible asset impairments.
For the impairment analysis conducted as of September 30, 2022 we also concluded that the fair value of our licenses and trademark/trade name indefinite-lived intangible assets fell below their carrying values and recorded impairments of $131.3 million and $26.5 million, respectively.
For the impairment analysis conducted as of December 31, 2022 we also concluded that the fair value of our licenses, trademark/trade name indefinite lived intangible assets and the technology finite lived intangible asset associated with our mobile app fell below their carrying values and recorded impairments of $110.0 million, $5.0 million, and $38.0 million, respectively.
Our impairment analysis for the licenses intangible asset involved the use of an income approach which estimated the value of the in-place licenses as compared to cash flows if the licenses had to be obtained at a delay. Significant judgments used in this analysis are consistent with the inputs used in the income approach for the goodwill impairment analysis and the assumed time to obtain the licenses.
Our impairment analysis for the trademark/trade name involved the use of a relief from royalty approach, which estimates the value of the stream of payments a market participant would pay to make use of the in place trade name. Significant judgments in this analysis include forecasted revenue growth rates and the royalty rate.
The discount rate used in the valuations conducted during 2022 was 15.5%, which was 400 basis points higher than the discount rate assumed in the valuation of these intangibles for the VIH Business Combination. The higher discount rate reflects the higher risk-free rate and beta observed as of September 30, 2022 and December 31, 2022 as compared to the October 15, 2021 VIH Business Combination valuation date.
Our goodwill was not impacted by foreign currency translation during the year ended December 31, 2024. Our goodwill was impacted by foreign currency translation of less than $0.1 million during the year ended December 31, 2023.
Intangible assets consisted of the following (in thousands):

	December 31, 2024
	Weighted Average Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Trademarks / trade names	Indefinite	2,900	—	—	2,900
Total		$2,900	$—	$—	$2,900

	December 31, 2023
	Weighted Average Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Licenses	Indefinite	$611	$—	$(611)	$—
Trademarks / trade names	Indefinite	8,000	—	(5,100)	2,900
Technology	5.0	5,600	(1,242)	(4,358)	—
Customer relationships	8.4	—	—	—	—
Total		$14,211	$(1,242)	$(10,069)	$2,900
We did not record any amortization of intangible assets for the year ended December 31, 2024. Amortization of intangible assets for the years ended December 31, 2023 and December 31, 2022 was $2.7 million and $13.6 million, respectively, and is included in “Depreciation and amortization” in the consolidated statements of operations.
Our finite lived intangible assets have been fully impaired, therefore there is no future amortization for definite-lived intangible assets as of December 31, 2024.
Intangible assets also include crypto assets we own, which are accounted for as indefinite-lived intangible assets and are initially measured at cost (under a first-in, first-out basis) under the guidance in ASC 350. These assets are not amortized, but assessed for impairment regularly given the volatility of markets for these assets. Impairment exists when the carrying amount exceeds its fair value. The fair value of crypto assets is determined as the lowest price of executed transactions during the measurement or holding period using the quoted price of the crypto asset in our principal market. The carrying amount of a crypto asset after its impairment becomes its new cost basis. Impairment losses are not reversible or recoverable and are included in “Crypto costs” in the consolidated statement of operations. Impairment losses were not material for the years ended December 31, 2024 and December 31, 2023. Our owned crypto assets are typically liquidated on a daily basis during the fulfillment of customer orders and settlement with our liquidity providers. We classify cash flows from crypto assets within cash flows from operating activities.